SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (date of earliest event reported): October 29, 1999



                         Pennsylvania Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                0-7812                  23-1920170
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(State or other jurisdiction   (Commission File   (IRS Employer Identification
 of incorporation)              Number)            No.)


One PEI Center, Wilkes-Barre, Pennsylvania                  18711-0601
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (570) 829-8843

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Item 5.     OTHER EVENTS.

       Pennsylvania Enterprises, Inc. ("PEI") announced that effective October 29, 1999, it will suspend a feature of its Dividend Reinvestment and Stock Purchase Plan ("the Plan").

       Due to PEI's pending merger with Southern Union Company, PEI's agent for the Plan, ChaseMellon Shareholder Services, will no longer be permitted to sell shares for Plan participants.

Item 7.     EXHIBIT.

       20(a).  Pennsylvania Enterprises, Inc. press release dated October 29,
1999.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 1, 1999           PENNSYLVANIA ENTERPRISES, INC.


                                   By: /s/ John F. Kell, Jr.
                                       ---------------------------------------
                                       Name:  John F. Kell, Jr.
                                       Title: Vice President, Financial Services